SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                   Date of Event Requiring Report: May 7, 2004

                       HUMANA TRANS SERVICES HOLDING CORP.

             (Exact name of registrant as specified in its charter)

         Delaware                       000-30734                      11-3255619
(State of Incorporation)       (Commission File Number)      (IRS Employer Identification #)



             7466 New Ridge Road, Suite 7, Hanover, Maryland 21076

                  --------------------------------------------
                    (Address of Principal Executive Offices)

                                 (410) 855-8758

                    ----------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE


On May 7, 2004, the Registrant entered into a Letter of Intent with Emcore Professional Employers, Inc. ("Emcore"), of Greenville, North Carolina, whereby Registrant will acquire 100% of the issued and outstanding shares of common stock of Emcore, for approximately 60% of the then issued and outstanding shares of Registrant.

The Letter of Intent is contingent upon certain conditions, one of which is the obtaining of $5,000,000 of equity financing, along with the proposed "spin-out" of the recruiting and staffing business of the Registrant.

The transaction must close by August 30, 2004, unless extended by mutual consent for an additional period of ninety (90) days.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      Financial Statements

(a)   Financial Statements.

(b)   Pro Forma financial information.

(c)   Exhibits

      99.1 Letter of Intent dated May 7, 2004, by and between Humana Trans Services Holding Corp and Emcore Professional Employers, Inc.

      99.2  Press Release

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


         By: /s/ John Daly
         ---------------------------------
         John Daly
         President


Date:  May 11, 2004